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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) June 30, 1997


                           KILROY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)


        MARYLAND                 COMMISSION FILE: 1-12675     95-4598246
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)


           2250 EAST IMPERIAL HIGHWAY, EL SEGUNDO, CALIFORNIA,  90245
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (213) 772-1193

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On June 30, 1997 Kilroy Realty Corporation (collectively with its subsidiaries the "Company") acquired three office buildings in Santa Monica, California which comprise approximately 94,800 aggregate rentable square feet. On such date, the office buildings were 100% leased at an average annual rental rate of $2.02 per square foot. The quoted independent market rental rate is $2.10 per square foot for comparable office properties in the Santa Monica submarket. The properties were purchased from Santa Monica Number Seven Associates L.P., an unaffiliated entity, for approximately $31,000,000 in cash.

     On July 1, 1997 the Company acquired two office buildings in Santa Ana, California which comprise approximately 124,900 aggregate rentable square feet. On such date, the office buildings were 100% leased at an average annual rental rate of $1.10 per square foot. The quoted independent market rental rate is $0.95 per square foot for comparable office properties in the Santa Ana submarket. The properties were purchased from Pullman Carnegie Associates, an unaffiliated entity, for approximately $15,540,000 in cash.

     On July 2, 1997 the Company acquired one office building and one industrial building in Irvine, California which comprise approximately 272,000 aggregate rentable square feet. On such date, the office building was 100% leased at an average annual rental rate of $0.85 per square foot. The quoted independent market rental rate is $1.05 per square foot for comparable office properties in the Irvine submarket. On such date, the industrial building was 100% leased at an average annual rental rate of $0.45 per square foot. The quoted independent market rental rate is $0.57 per square foot for comparable industrial properties in the Irvine submarket. The properties were purchased from Mazda Motor of America, Inc., an unaffiliated entity, for approximately $17,025,000 in cash.

     The purchase prices for the above acquisitions were based on arms length negotiations. The Company used its secured revolving credit facility to finance the acquisitions. The loans currently bear interest at LIBOR plus 1.5%.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                         DESCRIPTION
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     (a)      Financial statements of properties acquired.

              The required financial statements for the acquired property will be filed within 60 days.

     (b)      Pro forma financial information.

              The required pro forma financial information will be filed within 60 days.

     (c)      Exhibits


   EXHIBIT
     NO.
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    10.54     Purchase and Sale Agreement and Escrow Instructions, dated May 5,
              1997, by and between Kilroy Realty, L.P. and Pullman Carnegie Associates.

    10.59 Amendment to Purchase and Sale Agreement and Escrow Instructions, dated June 27, 1997, by and between Kilroy Realty, L.P. and Pullman Carnegie Associates.

    10.60 Agreement of Purchase and Sale and Joint Escrow Instructions, dated June 12, 1997, by and between Mazda Motor of America, Inc., and Kilroy Realty, L.P.

    10.61 Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated June 30, 1997, by and between Mazda Motor of America, Inc., and Kilroy Realty, L.P.

    10.62 Agreement For Purchase and Sale of 2100 Colorado Avenue, Santa Monica, California, dated June 16, 1997, by and between Santa Monica Number Seven Associates L.P., and Kilroy Realty, L.P.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KILROY REALTY CORPORATION

Date:   July 15, 1997                By /s/ Ann Marie Whitney
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                                       Name:  Ann Marie Whitney
                                       Title: Vice President and Controller

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